Exhibit 99.2

                         FORM 3 JOINT FILER INFORMATION
                         ------------------------------

The following filers have designated Pardus Capital Management L.P. as the "Designated Filer" for purposes of the attached Form 3.

Name:                              Pardus Capital Management L.P.

Address:                           590 Madison Avenue
                                   Suite 25E
                                   New York, NY 10022

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Delphi Corporation (DPHIQ.PK)

Dates of Events
Requiring Statement:               07/17/2007

Signature:                         Pardus Capital Management L.P.

                                   By:  Pardus Capital Management LLC,
                                        its general partner


                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member


Name:                              Pardus Special Opportunities Master
                                   Fund L.P.

Address:                           590 Madison Avenue
                                   Suite 25E
                                   New York, NY 10022

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Delphi Corporation (DPHIQ.PK)

Dates of Events
Requiring Statement:               07/17/2007


Signature:                         Pardus Special Opportunities Master
                                   Fund L.P.

                                   By:  Pardus Capital Management L.P.,
                                        its investment manager

                                   By:  Pardus Capital Management LLC,
                                        its general partner


                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member



Name:                              Pardus Capital Management LLC

Address:                           590 Madison Avenue
                                   Suite 25E
                                   New York, NY 10022

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Delphi Corporation (DPHIQ.PK)

Dates of Events
Requiring Statement:               07/17/2007


Signature:                         Pardus Capital Management LLC


                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member



Name:                              Karim Samii

Address:                           590 Madison Avenue
                                   Suite 25E
                                   New York, NY 10022

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Delphi Corporation (DPHIQ.PK)

Dates of Events
Requiring Statement:               07/17/2007

Signature:                         By: /s/ Karim Samii
                                       -------------------------
                                       Name:  Karim Samii